SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               -------------------

       Date of report (Date of earliest event reported): October 23, 2002


                              KENNEDY-WILSON, INC.
             (Exact Name of the Registrant as Specified in Charter)


Delaware                         0-20418                        95-4364537
(State or Other Jurisdiction    (Commission                    (IRS Employer
of Incorporation)               File Number)                 Identification No.)


                             9601 Wilshire Boulevard
                                    Suite 220
                         Beverly Hills, California 90210
              (Address of Principal Executive Offices and Zip Code)


                                 (310) 887-6400
               (Registrants telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountants

     On October 23, 2002, Kennedy-Wilson, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as its independent public accountant and selected KPMG LLP ("KPMG") as its independent public accountant for the fiscal year ending December 31, 2002. The decision to change accountants was recommended and approved by the audit committee of the Company.

     During the two fiscal years ended December 31, 2000 and 2001 and the subsequent interim period prior to the dismissal of Deloitte & Touche, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche would have caused Deloitte & Touche to make reference to the subject matter of the disagreements in connection with its report. Also, during such periods there were no "reportable events" as that term is used in Item 304(a)(1)(v) of Regulation S-K.

     The audit reports of Deloitte & Touche on the consolidated financial statements of the Company as of and for the years ended December 31, 2000 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     Deloitte & Touche was provided a copy of the above disclosures and was requested to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Deloitte & Touche is attached hereto as
Exhibit 16.

     During the Company's two most recent fiscal years and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters.


Item 7.  Exhibits

         Exhibit 16     Letter on Change in Certifying Accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 30, 2002                  KENNEDY-WILSON, INC.



                                          By: /s/ Freeman A. Lyle
                                             ---------------------------------
                                             Name:  Freeman A. Lyle
                                             Title: Executive Vice President,
                                                    Chief Financial Officer and
                                                    Secretary

                                                                     EXHIBIT 16





October 29, 2002

Securities and Exchange Commission Mail Stop 11-3 450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read Item 4 of Kennedy-Wilson, Inc.'s Form 8-K dated October 23, 2002, and have the following comments:

1. We agree with the statements made in the first sentence of the first paragraph and paragraphs two through four of Item 4.

2. We have no basis on which to agree or disagree with the statements made in the second sentence of the first paragraph and paragraph five of Item 4.

Yours truly,


DELOITTE & TOUCHE LLP
Los Angeles, California